File No. 33-53340

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 8

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

       The First Trust Special Situations Trust, Series 46
                STRATEGIC EQUITY TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  September 28, 2001
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1
                                  179,787 UNITS


PROSPECTUS
Part One
Dated September 28, 2001

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon bonds issued by the State of Illinois (the "zero coupon bonds") and common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. At August 16, 2001, each Unit represented a 1/179,787 undivided interest in the principal and net income of the Trust (see "The FT Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, Nike Securities L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per 100 Units is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, multiplied by 100, plus a sales charge of 5.8% of the Public Offering Price (6.157% of the net amount invested) including income and principal cash. At August 16, 2001, the Public Offering Price per 100 Units was $2,213.00 (see "Public Offering" in Part Two). The minimum purchase is 100 Units.

      Please retain both parts of this Prospectus for future reference.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                              NIKE SECURITIES L.P.
                                     Sponsor

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1
            SUMMARY OF ESSENTIAL INFORMATION AS OF AUGUST 16, 2001
                          Sponsor: Nike Securities L.P.
                Evaluator: Securities Evaluation Service, Inc.
                        Trustee: The Chase Manhattan Bank


GENERAL INFORMATION


Aggregate Maturity Value of Zero Coupon Bonds in the Trust          $1,810,000
Number of Units                                                        179,787
Fractional Undivided Interest in the Trust per Unit                  1/179,787
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                   $3,742,781
   Aggregate Value of Securities per 100 Units                       $2,081.79
   Income and Principal cash (overdraft) in the Portfolio               $5,475
   Income and Principal cash (overdraft) per 100 Units                   $3.04
   Sales Charge 6.157% (5.8% of Public Offering Price,
     including income and principal cash)                              $128.17
   Public Offering Price per 100 Units                               $2,213.00
Redemption Price and Sponsor Repurchase Price per 100 Units
   ($128.17 less than the Public Offering Price per 100 Units)       $2,084.83

Date Trust Established                                         October 28, 1992
Mandatory Termination Date                                       August 1, 2007
Evaluator's Annual Fee: $.30 per 100 units. Evaluations for purposes of sale, purchase or redemption of units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open. Supervisory fee payable to an affiliate of the Sponsor: Maximum of $.25 per 100 units annually.
Trustee's Annual Fee:  $.97 per 100 units.
Capital Record Date and Distribution Date: Distributions from the Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 units. Notwithstanding, distributions of funds in the Capital Account, if any, will be made in December of each year. Income Distribution Record Date: First day of each July and twentieth day of each December.
Income Distribution Date: Fifteenth day of each July and thirty-first day of each December.
A Unit holder who owns at least 2,500 Units may request an "In-Kind Distribution" upon termination of the Trust. See "Income and Capital Distributions" in Part Two.

                         REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
Special Situations Trust, Series 46,
Strategic Equity Trust, Series 1


We have audited the statement of assets and liabilities of The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1 (the "Trust"), including the schedule of investments, as of May 31, 2001, and the related statements of operations and of changes in net assets for the year then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit. The Trust's financial statements for the years ended May 31, 2000 and 1999, were audited by other auditors whose report, dated September 8, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1, at May 31, 2001, and the results of its operations and changes in its net assets for the year then ended in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Chicago, Illinois
September 14, 2001

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                       STATEMENT OF ASSETS AND LIABILITIES

                                  May 31, 2001

ASSETS

Securities, at market value (cost $2,137,285) (Note 1)             $3,738,979
Dividends receivable                                                    2,749
Cash                                                                   14,986
                                                                   ----------
Total Assets                                                       $3,756,714
                                                                   ==========

LIABILITIES AND NET ASSETS

Accrued liabilities                                                    $1,291
                                                                   ----------

Net assets, applicable to 179,867 outstanding
     units of fractional undivided interest:
   Cost of Trust assets, including accretion on
     the zero coupon bonds (Note 1)                                 2,137,285
   Net unrealized appreciation (depreciation) (Note 2)              1,601,694
   Distributable funds (deficit)                                       16,444
                                                                   ----------
                                                                    3,755,423
                                                                   ----------

Total Liabilities and Net Assets                                   $3,756,714
                                                                   ==========

Net asset value per 100 units                                       $2,087.89
                                                                   ==========


See notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                             SCHEDULE OF INVESTMENTS

                                  May 31, 2001

  Maturity                                                              Market
    Value            Name of Issuer and Title of Security*               Value

                     State of Illinois, General Obligation
                        College Savings Bonds, Series of
                        October 1992 (Zero Coupon) (1) (AAA
                        Rated) (2) (AMBAC Insured) (3) maturing:
  $430,000           August 1, 2004                                   $381,112
   460,000           August 1, 2005                                    389,464
   460,000           August 1, 2006                                    371,218
   460,000           August 1, 2007                                    353,110
----------                                                           ---------

$1,810,000           Total Zero Coupon Bonds (cost $1,379,959) - 40% 1,494,904
==========                                                           ---------

   Number
  of Shares          Name of Issuer of Equity Securities*

    2,738            Abbott Laboratories                               142,321
    3,354(4)         Archer-Daniels-Midland Company                     45,279
    3,427            Automatic Data Processing, Inc. (ADP)             184,167
      679            Bandag, Inc.                                       17,858
    2,457            Bristol-Myers Squibb Company                      133,268
    1,989            Coca-Cola Company                                  94,279
    2,853            ConAgra, Inc.                                      59,485
    6,338            General Electric Corporation                      310,562
    1,664            Heinz (HJ) Company                                 72,068
    3,580            McDonald's Corporation                            108,402
    1,905            Merck & Company, Inc.                             139,046
    1,240            Quaker Oats                                       118,866
    1,381            R.R. Donnelley and Sons Company                    41,844
    2,204            Sara Lee Corporation                               41,523
    2,114            USA Educational Inc. (formerly,
                        SLM Holding Corporation)                       148,213
    8,120            Walgreen Company                                  326,343
    2,624            Wal-Mart Stores, Inc.                             135,792
      291            Waste Management, Inc.                              8,142
    2,428(5)         Wm. Wrigley Jr. Company                           116,617
                                                                     ---------
                     Total equity securities (cost $757,326) - 60%   2,244,075
                                                                     ---------

                     Total investments (total cost $2,137,285)      $3,738,979
                                                                    ==========

* Percentages are calculated based on total market value of investments.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                       SCHEDULE OF INVESTMENTS (continued)

                                  May 31, 2001


(1) The zero coupon bonds were purchased at a discount from their par value because there is no stated interest rate thereon. Over the life of the zero coupon bonds the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof. In the Sponsor's opinion, it is unclear whether distributions from the Trust relating to the Zero Coupon Bonds are exempt from Illinois income taxes.

(2)   The rating is by Standard & Poor's Corporation.  (Unaudited)

(3) Insurance has been obtained by the Sponsor prior to the Date of Deposit. No premium is payable by the Trust.

(4)   The number of shares reflects the effect of a 5% stock dividend.

(5)   The number of shares reflects the effect of a two for one stock split.


See notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                            STATEMENTS OF OPERATIONS


                                                      Year ended May 31,

                                                 2001        2000        1999

Interest income                               $79,765     $81,822     $82,053
Dividend income                                30,698      30,910      28,339
                                             --------------------------------
   Total investment income                    110,463     112,732     110,392

Expenses:
   Trustee and other service fees              (2,810)     (2,126)     (3,987)
   Evaluator's fees                              (619)       (673)       (630)
   Supervisory fees                              (482)       (516)       (525)
   Other expenses                                (945)     (1,040)          -
                                             --------------------------------
   Total expenses                              (4,856)     (4,355)     (5,142)
                                             --------------------------------
     Investment income (loss) - net           105,607     108,377     105,250

Net gain (loss) on investments:
   Net realized gain (loss)                   105,786     105,259      67,345
   Change in net unrealized appreciation
     (depreciation)                           175,114    (109,011)    156,639
                                             --------------------------------
                                              280,900      (3,752)    223,984
                                             --------------------------------

Net increase (decrease) in net assets
   resulting from operations                 $386,507    $104,625    $329,234
                                             ================================


See notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                     Year ended May 31,

                                                2001        2000       1999

Net increase (decrease) in net assets
     resulting from operations:
   Investment income (loss) - net            $105,607    $108,377    $105,250
   Net realized gain (loss) on investments 105,786 105,259 67,345 Net unrealized appreciation
     (depreciation) on investments            175,114    (109,011)    156,639
                                           ----------------------------------
                                              386,507     104,625     329,234

Unit redemptions (11,538, 14,505 and 8,284
     in 2001, 2000 and 1999, respectively)   (229,752)   (269,037)   (152,971)

Distributions to unit holders:
   Investment income - net                    (24,596)    (23,913)    (22,486)
   Principal from investment transactions           -           -           -
                                           ----------------------------------
                                              (24,596)    (23,913)    (22,486)
                                           ----------------------------------
Total increase (decrease) in net assets       132,159    (188,325)    153,777

Net assets:
   Beginning of the year                    3,623,264   3,811,589   3,657,812
                                           ----------------------------------
   End of the year (including
     distributable funds (deficit)
     applicable to Trust units of
     $16,444, $34,575 and $11,644
     at May 31, 2001, 2000 and 1999,
     respectively)                         $3,755,423  $3,623,264  $3,811,589
                                           ==================================

Trust units outstanding at the
   end of the year                            179,867     191,405     205,910


See notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                          NOTES TO FINANCIAL STATEMENTS


1.   Significant accounting policies

The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon bonds issued by the State of Illinois (the "zero coupon bonds") and common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation.

Security valuation -

The zero coupon bonds are stated at values as determined by Securities Evaluation Service, Inc. (the "Evaluator"), an affiliate of Nike Securities L.P. (the "Sponsor"). The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

The equity securities are stated at the closing sale prices of listed equity securities and the bid prices of over-the-counter traded equity securities as reported by the Evaluator.

Investment income -

Dividends on each equity security are recognized on such equity security's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the zero coupon bonds. Such amortization is included in the cost of the zero coupon bonds and not in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's zero coupon bonds is based on the offering price of the zero coupon bonds on the dates the zero coupon bonds were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium.

Cost of the equity securities is based on the market value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to The Chase Manhattan Bank which is based on $.97 per annum per 100 units and an annual supervisory fee payable to an affiliate of the Sponsor of $.25 per 100 units. Such fees are based on the largest aggregate number of units outstanding during the calendar year. In addition, the Evaluator will receive an annual fee based on $.30 per 100 units outstanding. The Trust also pays recurring financial reporting costs.

Reclassification -

Certain expenses in the prior years have been reclassified to conform to the current year presentation.


2.   Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at May 31, 2001 follows:


                                          Zero coupon    Equity
                                             bonds     securities      Total

Unrealized appreciation                  $114,945    $1,516,614   $1,631,559
Unrealized depreciation                         -       (29,865)     (29,865)
                                        ------------------------------------

                                         $114,945    $1,486,749   $1,601,694
                                         ===================================


3.   Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the zero coupon bonds and the aggregate underlying value of the equity securities on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Income distributions to unit holders are made on July 15 and December 31 to unit holders of record on July 1 and December 20, respectively. Principal distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of each month if the amount available for distribution equals at least $1.00 per 100 Units. Notwithstanding, capital distributions, if any, will be made in December of each year.

Selected data per 100 units of the Trust outstanding throughout each year -

Investment income - interest and dividends, Expenses and Investment income
(loss) - net per 100 units have been calculated based on the weighted-average number of units outstanding during each year. Distributions to unit holders, if any, per 100 units reflect the Trust's actual distributions during each year.


                                                      Year ended May 31,

                                                 2001        2000       1999

Investment income - interest and dividends      $59.82      $56.20      $52.59
Expenses                                         (2.63)      (2.17)      (2.45)
                                             ---------------------------------
     Investment income (loss) - net              57.19       54.03       50.14

Distributions to unit holders:
   Investment income - net                      (13.14)     (11.75)     (10.64)
   Principal from investment transactions           -           -          -

Net gain (loss) on investments                  150.86        (.39)     103.88
                                             ---------------------------------
     Total increase (decrease) in net assets    194.91       41.89      143.38

Net assets:
   Beginning of the year                      1,892.98    1,851.09    1,707.71
                                             ---------------------------------

   End of the year                           $2,087.89   $1,892.98   $1,851.09
                                             =================================

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                                    PART ONE
                         Must be Accompanied by Part Two

                               -------------------
                               P R O S P E C T U S
                               -------------------


                  SPONSOR:                Nike Securities L.P.
                                          1001 Warrenville Road
                                          Lisle, Illinois  60532
                                          (800) 621-1675

                  TRUSTEE:                The Chase Manhattan Bank
                                          4 New York Plaza, 6th Floor
                                          New York, New York  10004-2413

                  LEGAL COUNSEL           Chapman and Cutler
                  TO SPONSOR:             111 West Monroe Street
                                          Chicago, Illinois  60603

                  LEGAL COUNSEL           Carter, Ledyard & Milburn
                  TO TRUSTEE:             2 Wall Street
                                          New York, New York  10005

                  INDEPENDENT             Deloitte & Touche LLP
                  AUDITORS:               180 North Stetson Avenue
                                          Chicago, Illinois  60601


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.




                      STRATEGIC EQUITY TRUST SERIES

               The First Trust(R) Special Situations Trust

PROSPECTUS
Part Two                                     NOTE: THIS PART TWO PROSPECTUS MAY
Dated September 28, 2001                             ONLY BE USED WITH PART ONE

The Trust. The First Trust Special Situations Trusts (the "Trusts" and each a "Trust") are unit investment trusts consisting of portfolios containing zero coupon bonds issued by the State of Illinois and common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois.

The objectives of the Trusts are to protect Unit holders' capital and provide for income or potential capital appreciation by investing a portion of their portfolios in zero coupon bonds issued by the State of Illinois (the "Zero Coupon Bonds"), and the remainder of the Trusts' portfolios in common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation (the "Equity Securities"). Collectively the Zero Coupon Bonds and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One for each Trust. The Trusts have a Mandatory Termination Date as set forth under "Summary of Essential Information" appearing in Part One for each Trust. The Zero Coupon Bonds evidence the right to receive fixed payments at future dates from the State of Illinois. The market value of the Zero Coupon Bonds and the Units of the Trusts will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objectives of the Trusts will be achieved.

Each Unit of a Trust represents an undivided fractional interest in all the Securities deposited in the Trusts. The Trusts have been organized so that purchasers of Units should receive, by the termination of the Trusts, an amount per Unit at least equal to $10.00 (which is equal to the cumulative per Unit value upon maturity of the Zero Coupon Bonds), even if the Trusts never paid a dividend and the value of the Equity Securities were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trusts provides Unit holders who purchase Units at a price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUSTS MAY RECEIVE MORE OR LESS THAN $10.00 PER UNIT, DEPENDING ON MARKET CONDITIONS ON THE DATE UNITS ARE SOLD OR REDEEMED.

The Zero Coupon Bonds deposited in the Trust will mature on August 1st of 2004, 2005, 2006 and 2007 (the "Zero Coupon Bonds' Maturity Dates"). The Zero Coupon Bonds in the Trust had an aggregate maturity value equal to or greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Trust on the Initial Date of Deposit. The Equity Securities deposited in the Trusts' portfolio have no fixed maturity date and the value of these underlying Equity Securities will fluctuate with changes in the values of stocks in general and with changes in the conditions and performance of the specific Equity Securities owned by the Trusts. See "Portfolio" appearing in Part One for each Trust.

Insurance guaranteeing the scheduled payment of all principal and interest on the Zero Coupon Bonds in the Trusts, was obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation. Such insurance is effective so long as the Zero Coupon Bonds are outstanding. The insurance relates only to the Zero Coupon Bonds in the Trusts and not to the Units offered hereby. See "How are the Zero Coupon Bonds Insured?" No representation is made as to Ambac Assurance Corporation's ability to meet its commitments.

  BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The secondary market Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in a Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of a Trust plus a sales charge as indicated in Part One for each Trust. The minimum purchase is as indicated in Part One for each Trust. The sales charge is reduced on a graduated scale for sales involving at least a minimum number of Units. See "How is the Public Offering Price Determined?"

Dividend and Capital Distributions. Distributions of dividends and capital, if any, received by a Trust will be paid in cash on the Distribution Date to Unit holders of record on the Record Date as set forth in the "Summary of Essential Information" appearing in Part One for each Trust. Any distribution of income and/or capital will be net of the expenses of a Trust. Distributions of funds in the Capital Account, if any, will be made at least annually in December of each year. THE ZERO COUPON BONDS DO NOT PROVIDE FOR THE PAYMENT OF ANY CURRENT INTEREST AND PROVIDE FOR PAYMENT OF PRINCIPAL AND INTEREST AT MATURITY AT FACE VALUE UNLESS SOLD SOONER. UNIT HOLDERS MAY BE SUBJECT TO STATE INCOME TAX WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE ZERO COUPON BONDS AS IF A DISTRIBUTION OF INCOME HAD OCCURRED. With certain exceptions applicable to corporate Unit holders, tax-exempt original issue discount which accrues with respect to the Zero Coupon Bonds will retain its status as tax-exempt original issue discount for Federal income tax purposes. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of a Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of a Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Secondary Market for Units. The Sponsor may maintain a market for Units of the Trusts and offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Zero Coupon Bonds and the aggregate underlying value of Equity Securities in a Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus cash, if any, in the Capital and Income Accounts of the Trust. As of the date of this Prospectus, the Sponsor is maintaining a secondary market. If a secondary market is not maintained in the future, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Zero Coupon Bonds plus the aggregate underlying value of the Equity Securities in a Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of a Trust. See "How May Units be Redeemed?"

Termination. Commencing on the Final Zero Coupon Bonds' Maturity Date, Equity Securities will begin to be sold in connection with the termination of a Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of a Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (reduced by customary transfer and registration charges) if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders will receive their pro rata portion of the Zero Coupon Bonds in cash by the termination of a Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after a Trust is terminated. See "Rights of Unit Holders-How are Income and Capital Distributed?"

                         STRATEGIC EQUITY SERIES

                The First Trust Special Situations Trust

What is The First Trust Special Situations Trust?

The First Trust Special Situations Trust is a series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trusts" and each a "Trust"). Each Series consists of an underlying separate unit investment trust consisting of zero coupon bonds issued by the State of Illinois and common stocks, created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, Securities Evaluation Service, Inc., as Evaluator, and First Trust Advisors L.P., as Portfolio Supervisor.

The objectives of the Trusts are to protect Unit holders' capital and provide for income or potential capital appreciation by investing a portion of its portfolio in zero coupon bonds issued by the State of Illinois (the "Zero Coupon Bonds"), and the remainder of a Trust's portfolio in common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation (the "Equity Securities"). Collectively, the Zero Coupon Bonds and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One for each Trust. Each Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" appearing in Part One for each Trust. The Zero Coupon Bonds evidence the right to receive fixed payments at future dates from the State of Illinois. The market value of the Zero Coupon Bonds and the Units of the Trusts will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. The Equity Securities in a Trust consist of common stocks of companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois. There is, of course, no guarantee that the objectives of the Trusts will be achieved.

Insurance guaranteeing the scheduled payment of all principal and interest on the Zero Coupon Bonds in the Trust was obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation. Such insurance is effective so long as such Zero Coupon Bonds are outstanding. See "How are the Zero Coupon Bonds Insured?"

What are the Expenses and Charges?

With the exception of brokerage fees discussed above and bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in amounts as set forth under "Summary of Essential Information," the Sponsor will not receive any fees in connection with its activities relating to the Trust. However, legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are also now chargeable to each Trust. Historically, the Sponsor paid these fees and expenses.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information," for providing portfolio supervisory services for a Trust. Such fee is based on the number of Units outstanding in such Trust on January 1 of each year except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. In providing such supervisory services, the portfolio Supervisor may purchase research services from a variety of sources which may include dealers of a Trust.

Subsequent to the initial offering period, First Trust Advisors L.P., in its capacity as Evaluator for the Trusts, will receive a fee as indicated in the "Summary of Essential Information." Such fee is based on the number of Units outstanding in such Trust on January 1 of each year except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month.

The Trustee pays certain expenses of the Trusts for which it is reimbursed by such Trust. The Trustee will receive for its ordinary recurring services to the Trusts an annual fee as set forth in the "Summary of Essential Information." Such fee is based upon the largest aggregate number of Units of such Trust outstanding during the calendar year, except during the initial offering period, in which case the fee is calculated based on the largest number of Units outstanding during the period for which compensation is paid. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and the above described fees are payable from the Income Account of a Trust to the extent funds are available and then from the Capital Account of such Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. Because the above fees are generally calculated based on the largest aggregate number of Units of the Trust outstanding during a calendar year, the per Unit amounts set forth under "Summary of Essential Information" will be higher during any year in which redemptions of Units occur.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for the Trusts, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

The following additional charges are or may be incurred by a Trust: all legal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect each Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of a Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on each Trust. In addition, the Trustee is empowered to sell Equity Securities in the Trusts in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of a Trust except that the Trustee shall not sell Zero Coupon Bonds to pay Trust expenses. Since the Equity Securities are all common stocks and the income stream produced by dividend payments, if any, is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a Trust. As described above, if dividends are insufficient to cover expenses, it is likely that Equity Securities will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders and may tend to reduce gains or increase the losses which are ultimately received by the Unit holders from investing in the Trusts. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor.
So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $.0050 per Unit. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Assets of the Trust. The Trust will hold one or more of the following:
(i) zero coupon- debt obligations of state and local government entities (the "Bonds") and (ii) stock in domestic and foreign corporations (the "Stocks"). All of the assets held by the Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes and that the Stocks constitute equity for federal income tax purposes.

Trust Status. The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Exclusion from Gross Income of Accruals of Original Issue Discount on the Bonds. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on original issue discount accrued both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of accruals of original issue discount on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such accruals would be excluded from your gross income if you directly owned the Bonds. However, such accruals may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income accruals of original issue discount with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, accruals of original issue discount on certain bonds is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH BONDS.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including accruals of original issue discount on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as accruals of original issue discount on the Bonds in the Trusts.

Your Tax Basis and Income or Loss Upon Disposition. If a Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount and market discount as discussed below, or certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount on Debt Obligations. The Bonds were sold with original issue discount. This generally means that the Bonds were originally issued at a price below the amount payable at maturity. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the issue price of a Bond plus accrued original issue discount over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

This discussion provides only the general rules with respect to the tax treatment of original issue discount and market discount. The rules, however, are complex and special rules apply in certain circumstances.

Exchanges. If you elect to reinvest amounts received from your Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of the Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may request an in-kind distribution of Trust Assets when you redeem your Units or at the Trust's termination. By electing to receive a distribution of Trust Assets, you will receive Trust Assets plus, possibly, cash.

You will not recognize gain or loss if you only receive Trust Assets in exchange for your pro rata portion of the Trust Assets held by the Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional share of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional share of the Trust Asset.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt income from the Trust.

Foreign, State and Local Taxes. Distributions by the Trust that are treated as U.S. source income (e.g. dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. However, distributions by a Trust that are derived from certain dividends of Stocks of a foreign corporation may not be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-U.S. persons.

Some distributions by a Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by the Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

ALTHOUGH BOND COUNSEL HAS ISSUED ITS OPINION THAT INTEREST ON THE BONDS IS EXEMPT FROM PRESENT ILLINOIS INCOME TAXES, BASED ON REGULATIONS ISSUED BY THE ILLINOIS DEPARTMENT OF REVENUE, IT IS UNCLEAR WHETHER DISTRIBUTIONS FROM THE TRUST RELATING TO THE BONDS WOULD BE SO EXEMPT. YOU SHOULD CONSULT YOUR OWN TAX ADVISER REGARDING THE STATE INCOME TAX CONSEQUENCES OF OWNING UNITS.

                                PORTFOLIO

What are the Zero Coupon Bonds?

By virtue of the insurance obtained by the Sponsor, the Zero Coupon Bonds included in a Trust are original issue discount bonds rated at the date hereof "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). See "Description of Bond Ratings" for further information. Specifically, the Zero Coupon Bonds in a Trust are general obligation bonds designated as State of Illinois General Obligation College Savings Bonds, Series of October 1992. As general obligation bonds issued by the State of Illinois, the Zero Coupon Bonds are backed by the taxing power of the State of Illinois and are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. UNDER CURRENT REGULATIONS OF THE STATE OF ILLINOIS, THE TUITION FEE CREDIT ASSOCIATED WITH ITS GENERAL OBLIGATION COLLEGE SAVINGS BONDS, SERIES OF OCTOBER

1992, WILL NOT BE PASSED THROUGH TO UNIT HOLDERS OF THE TRUSTS. THE SPONSOR IS CURRENTLY UNABLE TO PREDICT WHETHER OR TO WHAT EXTENT PASS-THROUGH TREATMENT OF THE TUITION FEE CREDIT MAY BE PERMITTED TO A UNIT HOLDER OF THE TRUSTS.

Special Considerations and Risk Factors. The Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment of principal and interest at maturity at face value unless sooner sold. The Zero Coupon Bonds are not subject to redemption prior to maturity. The Zero Coupon Bonds may be subject to more price volatility than conventional bonds. The Zero Coupon Bonds share the basic features of
(1) not paying interest on a semi-annual basis and (2) providing for the implicit reinvestment of each bond's semi-annual accretion at such bond's stated yield to maturity. This implicit reinvestment of accretion at the same rate eliminates the risk of being unable to reinvest the income on each bond at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future.

An investment in a Trust should be made with an understanding of the risks which an investment in Zero Coupon Bonds issued by the State of Illinois may entail.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's have rated the Zero Coupon Bonds "Aa2" and "AA," respectively. See "Description of Bond Ratings" for further information. These ratings reflect the views of such organizations, and an explanation of the significance of such ratings may be obtained only from the respective rating agency. The ratings on the Zero Coupon Bonds were applied for by the State, and certain information and materials, all of which are not contained in this prospectus, were supplied to Moody's and Standard & Poor's. The ratings are not a "market" rating nor a recommendation to buy, sell or hold the Zero Coupon Bonds and the ratings and the Zero Coupon Bonds should be evaluated independently. The ratings are subject to change or withdrawal at any time and any such change or withdrawal may affect the market price or marketability of the Zero Coupon Bonds. However, the Sponsor has obtained insurance from Ambac Assurance Corporation on the Zero Coupon Bonds included in the Trust. As a result of such insurance the Zero Coupon Bonds are automatically rated "AAA" by Standard & Poor's.

Illinois' general obligation bond ratings have increased over the past few years due to the improvement of Illinois' financial condition. During June 1998, the Illinois general obligation bond rating was increased from Aa3 to Aa2 by Moody's Investors Service and its Standard & Poor's Corporation rating was increased to AA from AA-. In June 2000, Fitch IBCA upgraded Illinois' rating from AA to AA+.

The Illinois economy experienced its eighth consecutive year of economic growth during fiscal year 2000. Strong demand for consumer and capital goods has allowed the economy to maintain steady employment growth. Through the adoption of productivity enhancing new technology, economic expansion, the resulting tight labor markets, and moderate inflation have been able to coexist.

Manufacturing exports are led by industrial machinery and computers accounting for 28% of exports in 1999 followed by electric and electronic equipment accounting for 18.5%. The next four largest manufacturing export sectors were chemical products (13.7%), transportation equipment (7.7%), scientific and measuring instruments (5.3%) and food products (4.7%). Illinois is home to 37 of the Fortune 500 companies, ranking fourth among the states, trailing only New York, California and Texas. With its excellent communications and transportation facilities and its strong legal, accounting, financial and advertising resources, Illinois is also the home to many regional headquarters of major multi-national companies. Traditionally, the Illinois economy, with its emphasis on durable manufacturing, has been extremely sensitive to the business cycle. However, the increased emphasis on services and finance in the Illinois economy and better control over inventories by manufacturers could serve to reduce the impact of economic downturns on Illinois.

Fiscal year 2000 marked the eighth straight improvement in the State's General Fund budgetary balance (measured on a cash basis) as the balance rose from a $503 million surplus in fiscal year 1999 to a $777 million surplus in 2000-the fourth positive budgetary balance in a row and the highest on record. However, the State's General Fund GAAP balance fell, from $303 million deficit in 1999 to a $315 million deficit in 2000. This marks the second consecutive drop in the GAAP balance following five years of improvement.

Outlook. Along with a steady increase in population, the outlook for Illinois sees continued moderate Illinois employment growth despite the constraints of weak export market, a tight labor market and a slowdown in the domestic economy over the next four years. In addition, slower growth in personal and corporate income and sales taxes are expected.

The foregoing information constitutes only a brief summary of some of the general factors which may impact the Zero Coupon Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the Zero Coupon Bonds in the Trust may be subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the State of Illinois, could affect or could have an adverse impact on the financial condition of the State of Illinois and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the State of Illinois, the market value or marketability of the Zero Coupon Bonds or the ability of the State of Illinois to pay principal of and interest on the Zero Coupon Bonds at maturity.

How are the Zero Coupon Bonds Insured?

All Zero Coupon Bonds in the portfolio of a Trust are insured as to the scheduled payment of principal and interest by a policy obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation ("Ambac Assurance" or "Ambac"), a Wisconsin-domiciled stock insurance company. Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The premium for such insurance has been paid in advance by the Sponsor and such policy is noncancellable and will continue in force as long as the Zero Coupon Bonds so insured are outstanding and Ambac Assurance remains in business.

Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,830,000,000 (unaudited) and statutory capital of approximately $2,870,000,000 (unaudited) as of June 30, 2001. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

Chapman and Cutler, Counsel for the Sponsor, has given an opinion (if applicable) to the effect that the payment of insurance proceeds representing maturing interest on defaulted Zero Coupon Bonds paid by Ambac Assurance would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations. See "What is the Federal Tax Status of Unit Holders?"

What are Equity Securities?

Each Trust also consists of different issues of Equity Securities, issued by companies which, at the Initial Date of Deposit, provided income or were considered to have potential for capital appreciation and were listed on a national securities exchange or The Nasdaq Stock Market or were traded in the over-the-counter market. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois. The companies which are included in the portfolio are actively-traded, well-established corporations and are considered to be generally diversified by type of industry.

Each Trust consists of such of the Securities listed under "Portfolio" appearing in Part One for the Trust as may continue to be held from time to time in each Trust and any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Although the Portfolios are not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). See "How May Securities be Removed from a Trust?" Equity Securities, however, will not be sold by a Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by a Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in a Portfolio may be expected to fluctuate over the life of a Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Whether or not the Equity Securities are listed on a national securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trusts may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemptions, and the value of the Trusts, will be adversely affected if trading markets for the Equity Securities are limited or absent.

Unit holders will be unable to dispose of any of the Equity Securities in the Portfolios, as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in the Trusts and will vote such stocks in accordance with the instructions of the Sponsor.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in a Trust.

The value of the Equity Securities, like the value of the Zero Coupon Bonds, will fluctuate over the life of a Trust and may be more or less than the price at which they were deposited in a Trust. The Equity Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities. However, the Sponsor believes that, even if the Equity Securities deposited in a Trust are worthless, an event which the Sponsor considers highly unlikely, the Zero Coupon Bonds will provide sufficient principal to at least equal $10.00 per Unit by the termination of a Trust (which is equal to the cumulative per Unit value by the maturity of the Zero Coupon Bonds). This feature of the Trust provides Unit holders with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of a Trust on a date when the value of the Units is $10.00 or less, total distributions, including distributions made upon termination of a Trust, may be less than the amount paid for a Unit.

The Trustee will have no power to vary the investments of a Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment, but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from a Trust?"

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Part Two Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on a Trust. Litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on a Trust.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid side evaluation of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus the applicable sales charge.

The minimum purchase of the applicable Trust is as indicated in Part One for each Trust. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                     Percent of         Percent of
                                       Offering         Net Amount
Number of Units                          Price          Invested
____________________________         ___________        __________
 10,000 but less than 50,000         0.60%              0.6036%
 50,000 but less than 100,000        1.30%              1.3171%
100,000 or more                      2.10%              2.1450%

A dealer will receive from the Sponsor a dealer concession of 65% of the total sales charges for Units sold.

Any such reduced sales charge shall be the responsibility of the party making the sale. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one broker/dealer, bank or other selling agent. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the broker/dealer, bank or other selling agent of any such combined purchase prior to the sale in order to obtain the indicated discount. In addition, with respect to the employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and the brokers/dealers, banks or other selling agents and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price for purchases of Units during the secondary public offering period. With respect to current and retired employees and officers (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of any of the issuers of the Equity Securities, the sales charge is reduced by 1% of the Public Offering Price for purchases of Units during the secondary public offering period.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" in Part One for each Trust in accordance with fluctuations in the prices of the underlying Securities. The aggregate value of the Units of the Trust shall be determined (a) on the basis of the bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities therein plus or minus cash, if any, in the Income and Capital Accounts of the Trust, (b) if net bid prices are not available for the Zero Coupon Bonds, on the basis of bid prices for comparable securities, (c) by determining the value of the Zero Coupon Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. The aggregate underlying value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

The Evaluator on each business day will appraise or cause to be appraised the value of the underlying Equity Securities in the Trust as of the Evaluation Time and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day," as used herein and under "Rights of Unit Holders-How May Units be Redeemed?", shall exclude Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange, Inc.: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Although payment is normally made three business days following the order for purchase (the date of settlement), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the secondary market public offering price determined in the manner described above.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

From time to time the Sponsor may implement programs under which broker/dealers, banks or other selling agents of the Fund may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a broker/dealer, bank or other selling agent may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such broker/dealer, banks or other selling agents that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying broker/dealers, banks or other selling agents for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge as indicated in Part One for each Trust) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing

Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay a nominal fee to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in a Trust on or about the Income Distribution Dates to Unit holders of record on the preceding Income Record Date. See "Summary of Essential Information" in Part One for each Trust. Proceeds received on the sale of any Securities in a Trust, to the extent not used to meet redemptions of Units or pay expenses, will, however, be distributed on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). Notwithstanding, distributions of funds in the Capital Account, if any, will be made on the last day of each December to Unit holders of record as of December 15. Income with respect to the original issue discount on the Zero Coupon Bonds in a Trust will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by the Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after a Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the pro rata share of the amounts realized upon the disposition of Equity Securities, unless he or she elects an In-Kind Distribution as described below, (ii) a pro rata share of the amounts realized upon the disposition of the remaining Zero Coupon Bonds and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Zero Coupon Bonds may not be sold to pay for Trust expenses. Not less than 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (an "In-Kind Distribution"), if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. An In-Kind Distribution will be reduced by customary transfer and registration charges. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Not less than 60 days prior to the termination of the Trust, those Unit holders with at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust will be offered the option of having the proceeds from the Equity Securities distributed "In-Kind," or they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the Equity Securities are distributed, sell all or a portion of the shares.

The Trustee will credit to the Income Account of a Trust any dividends received on the Equity Securities therein. All other receipts (e.g., return of principal, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within a Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 100 Units. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unit holder of a Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per 100 Units based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such transaction fees. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day in which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, any time a Unit holder elects to tender Units for redemption, such Unit holder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of a Trust.

The Trustee is empowered to sell Securities of a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Equity Securities will be sold to meet redemptions of Units before Zero Coupon Bonds, although Zero Coupon Bonds may be sold if a Trust is assured of retaining a sufficient principal amount of Zero Coupon Bonds to provide funds by the maturity of a Trust at least equal to $10.00 per Unit.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in a Trust plus or minus cash, if any, in the Income and Capital Accounts of the Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in a Trust; (2) the aggregate value of the Securities held in the Trust, as determined by the Evaluator on the basis of bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust next computed; and (3) dividends receivable on Equity Securities trading ex-dividend as of the date of computation; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) any amounts owing to the Trustee for its advances; (3) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator and supervisory fees, if any; (4) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (5) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The aggregate value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from a Trust?

The Portfolio of each Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Equity Security, that the issuer of the Equity Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Equity Security, that the issuer has defaulted on the payment on any other of its outstanding obligations, that the price of the Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Equity Securities would be detrimental to a Trust. Zero Coupon Bonds may be sold by the Trustee only pursuant to the liquidation of a Trust or to meet redemption requests. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). Proceeds from the sale of Securities (or any securities or other property received by a Trust in exchange for Equity Securities) by the Trustee are credited to the Capital Account of a Trust for annual distribution to Unit holders or to meet redemptions.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Zero Coupon Bonds may only be sold if a Trust is assured of retaining a sufficient principal amount of Zero Coupon Bonds to provide funds by the maturity of the Trust at least equal to $10.00 per Unit. Zero Coupon Bonds may not be sold by the Trustee to meet Trust expenses.

The Sponsor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities. To the extent this is not practicable, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for a Trust, it may be necessary for the Sponsor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of

Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $35 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone (630) 241-4141. As of December 31, 2000, the total partners' capital of Nike Securities L.P. was $21,676,108 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that each Trust shall terminate upon the maturity, redemption or other disposition of the last of the Zero Coupon Bonds held in the Trust, but in no event beyond the Mandatory Termination Date indicated in Part One for each Trust under "Summary of Essential Information." A Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of a Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Capital Distributed?"

 Commencing on the Final Zero Coupon Bonds' Maturity Date, Equity Securities will begin to be sold in connection with the termination of a Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of a Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (reduced by customary transfer and registration charges), if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders will receive their pro rata portion of the Zero Coupon Bonds in cash upon the termination of a Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after their Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of a Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unit holder his or her pro rata share of the balance of the Income and Capital Accounts.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, will act as counsel for the Trustee and as special New York tax counsel for the Trusts.

Experts

The financial statement of the Trust for the period set forth in and included as part of Part One of this prospectus and registration statement has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and is included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements for periods prior to that audited by Deloitte & Touche LLP were audited by other auditors whose report expressed an unqualified opinion on those financial statements.

                      DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

ll.  Nature of and provisions of the obligation;

lll. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

________________
*  As published by the rating companies.

** Bonds insured by Ambac Assurance Corporation are automatically rated "AAA" by Standard & Poor's.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

CONTENTS:

The First Trust Special Situations Trust
Strategic Equity Series:
   What is The First Trust Special Situations Trust?       3
   What are the Expenses and Charges?                      3
   What is the Federal Tax Status of Unit Holders?         4
Portfolio:
   What are the Zero Coupon Bonds?                         7
   How are the Zero Coupon Bonds Insured?                  9
   What are Equity Securities?                            10
   What are Some Additional Considerations
       for Investors?                                     11
Public Offering:
   How is the Public Offering Price Determined?           11
   How are Units Distributed?                             13
   What are the Sponsor's Profits?                        13
Rights of Unit Holders:
   How is Evidence of Ownership Issued
       and Transferred?                                   13
   How are Income and Capital Distributed?                14
   What Reports will Unit Holders Receive?                15
   How May Units be Redeemed?                             15
   How May Units be Purchased by the Sponsor?             17
   How May Securities be Removed from a Trust?            17
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                    17
   Who is the Trustee?                                    18
   Limitations on Liabilities of Sponsor and Trustee      18
   Who is the Evaluator?                                  19
Other Information:
   How May the Indenture be Amended
       or Terminated?                                     19
   Legal Opinions                                         20
   Experts                                                20
Description of Bond Ratings                               21

                               ___________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                             First Trust(R)

                            STRATEGIC EQUITY
                              TRUST SERIES

                             The First Trust
                        Special Situations Trust

                               Prospectus
                                Part Two
                           September 28, 2001

             First Trust(R)1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

                            THIS PART TWO MUST BE
                           ACCOMPANIED BY PART ONE

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors



                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust Special Situations Trust, Series 46 STRATEGIC EQUITY TRUST, SERIES 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on September 28, 2001

                     The First Trust Special Situations Trust,
                       Series 46
                     STRATEGIC EQUITY TRUST, SERIES 1
                                    (Registrant)
                     By   NIKE SECURITIES L.P.
                                    (Depositor)


                     By   Robert M. Porcellino
                          Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

David J. Allen        Sole Director of    )
                      Nike Securities     )
                        Corporation,      )    September 28, 2001
                    the General Partner   )
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
                                          )    Attorney-in-Fact**


* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment to this Registration Statement of The First Trust Special Situations Trust Series of our report dated September 14, 2001 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP

Chicago, Illinois
September 26, 2001